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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2004

                                BBMF CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-27989
                            (Commission File Number)

  NEVADA                                    88-0286466
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)


                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR

             (Address of principal executive offices, with zip code)

                                 +852 2116 8509
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ] Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

     On November 10, 2004, BBMF Inc. ("Shareholder"), the principal shareholder of BBMF Corporation (the "Company") and holder of approximately 89% of our outstanding common shares agreed to cancel debt in the principal amount of US$3,533,212 owed to Shareholder by the Company. The Shareholder agreed to forgive the unsecured, non-interest bearing loan in order to improve the Company's financial situation and to increase the Company's liquidity. The Shareholder is beneficially owned and controlled by Mr. Antony Ren Haw IP and Mr. Yih Hann LIAN, both of whom are the current directors of the Company. Therefore, the US$3,533,212 debt owed by the Company has now been forgiven in its entirety.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                        BBMF CORPORATION
                                        (Registrant)



Date:  November 10, 2004                By:    /s/ Antony Ren Haw IP
                                               ---------------------------------
                                               Antony Ren Haw IP
                                               President